UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 1, 2008


                                 Dorman Products, Inc.
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)


    Pennsylvania                       000-18914                 23-2078856
    ------------                       ---------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)


      3400 East Walnut Street,
       Colmar, Pennsylvania                                18915
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 (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: 215-997-1800
                                                   ----------------------------


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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 2.02. Results of Operations and Financial Condition.

The information being furnished in this Item 2.02 and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

On August 1, 2008, Dorman Products, Inc. (the "Company") issued a press release announcing its operating results for the second quarter ending June 28, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

Exhibit Number          Description
     99.1               Press Release Dated August 1, 2008


                                          SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Dorman Products, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Dorman Products, Inc.


Dated: August 4, 2008                 By:   /s/ Mathias J. Barton
                                        -------------------------------------
                                        Mathias J. Barton
                                        Chief Financial Officer and
                                        Principal Accounting Officer

                           EXHIBIT INDEX


 Exhibit Number       Description

  99.1                Press Release Dated August 1, 2008